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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             Gadzoox Networks, Inc.
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             (Exact name of Registrant as specified in its charter)


              Delaware                                          77-0308899
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(State of incorporation or organization)         (I.R.S. Employer Identification No.)



                               5850 Hellyer Avenue
                               San Jose, CA 95138
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               (Address of principal executive offices) (Zip Code)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [ ]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of Class)


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Item 1.        Description of Registrant's Securities to be Registered

               The class of securities to be registered hereunder is Common Stock, $0.005 par value per share, of Gadzoox Networks, Inc. (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-78029), as originally filed and subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on May 7, 1999, is incorporated herein by reference.

Item 2.        Exhibits


   Number                       Description
   ------                       -----------
    3.2(1)      Certificate of Incorporation of the Registrant
    3.3(1)      Bylaws of Registrant
    4.1(2)      Specimen Stock Certificate


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        (1) Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1.

        (2) To be filed by amendment.


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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Jose, State of California.

Date: June 29, 1999


                            GADZOOX NETWORKS, INC.


                            By: /s/ BILL SICKLER
                                ----------------------------------
                                Bill Sickler
                                President, Chief Executive Officer and Director


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
                                Index to Exhibits


   Number                                         Description
   ------                                         -----------
    3.2(1)      Certificate of Incorporation of the Registrant
    3.3(1)      Bylaws of Registrant
    4.1(2)      Specimen Stock Certificate

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        (1) Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1.

        (2) To be filed by amendment.



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